Decommissioning Liabilities	6 Months Ended
Jun. 30, 2019
Provision For Decommissioning Restoration And Rehabilitation Costs [Abstract]
Decommissioning Liabilities

17. DECOMMISSIONING LIABILITIES

The decommissioning provision represents the present value of the expected future costs associated with the retirement of upstream crude oil and natural gas assets, refining facilities and the crude-by-rail terminal.

The aggregate carrying amount of the obligation is:

Total
As at December 31, 2018	875
Liabilities Incurred	5
Liabilities Settled	(20)
Change in Discount Rate	310
Unwinding of Discount on Decommissioning Liabilities (Note 4)	28
Foreign Currency Translation	(1)
As at June 30, 2019	1,197

The undiscounted amount of estimated future cash flows required to settle the obligation has been discounted using a credit-adjusted risk-free rate of 5.0 percent as at June 30, 2019 (December 31, 2018 – 6.5 percent).